REGISTRATION STATEMENT NO. 333-71349
                                                                       811-09215

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 8

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 20

                                 --------------

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                                 --------------

                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)
         Depositor's Telephone Number, including area code: 860-308-1000

                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ X ]    immediately upon filing pursuant to paragraph (b)

[   ]    on XXXXX5 pursuant to paragraph (b)

[   ]    _____ days after filing pursuant to paragraph (a)(1)

[   ]    on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE
                     INSURANCE POLICY PROSPECTUS -- SERIES 2
                                   MAY 2, 2005
        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                  ISSUED BY: THE TRAVELERS INSURANCE COMPANY --
             THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

This prospectus describes information you should know before you purchase Travelers Corporate Owned Variable Universal Life Insurance -- Series 2 (the Policy) , a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount. You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS) (listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                              SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
Dreyfus Stock Index Fund -- Initial Shares                                All Cap Fund -- Class I(6)
High Yield Bond Trust                                                     High Yield Bond Fund -- Class I
Money Market Portfolio                                                    Investors Fund -- Class I
AIM VARIABLE INSURANCE FUNDS                                              Strategic Bond Fund -- Class I
   AIM V.I. International Growth Fund -- Series I Shares                  Total Return Fund -- Class I
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                   SCUDDER INVESTMENT VIT FUNDS
   AllianceBernstein Growth and Income Portfolio -- Class B               Small Cap Index Fund -- Class A Shares
   AllianceBernstein Large-Cap Growth Portfolio -- Class B             SMITH BARNEY INVESTMENT SERIES
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                                SB Government Portfolio -- Class A
   VP Ultra(R) Fund -- Class I                                           THE MERGER FUND VL
AMERICAN FUNDS INSURANCE SERIES                                           The Merger Fund VL
   Global Growth Fund -- Class 2 Shares                                THE TRAVELERS SERIES TRUST
   Growth Fund -- Class 2 Shares                                          AIM Capital Appreciation Portfolio
   Growth-Income Fund -- Class 2 Shares                                   Convertible Securities Portfolio
CREDIT SUISSE TRUST                                                       Disciplined Mid Cap Stock Portfolio
   Credit Suisse Trust Emerging Markets Portfolio                         Equity Income Portfolio
DELAWARE VIP TRUST                                                        Large Cap Portfolio
   Delaware VIP REIT Series -- Standard Class                             Managed Allocation Series: Aggressive Portfolio
   Delaware VIP Small Cap Value Series -- Standard Class                  Managed Allocation Series: Conservative Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                          Managed Allocation Series: Moderate Portfolio
   Appreciation Portfolio -- Initial Shares                               Managed Allocation Series: Moderate-Aggressive Portfolio
   Developing Leaders Portfolio -- Initial Shares                         Managed Allocation Series: Moderate-Conservative Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                      Mercury Large Cap Core Portfolio
   Templeton Developing Markets Securities Fund -- Class 2 Shares         MFS Mid Cap Growth Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares                    MFS Total Return
   Templeton Global Asset Allocation Fund -- Class 1 Shares               MFS Value Portfolio
   Templeton Global Income Securities Fund -- Class 1 Shares              Mondrian International Stock Portfolio
   Templeton Growth Securities Fund -- Class 2 Shares                     Pioneer Fund Portfolio
   Franklin Small-Mid Cap Growth Securities Fund - Class 2 Shares         Pioneer Strategic Income Portfolio
GREENWICH STREET SERIES FUND                                              Strategic Equity Portfolio
   Appreciation Portfolio                                                 Style Focus Series: Small Cap Growth Portfolio
   Equity Index Portfolio -- Class I Shares                               Travelers Quality Bond Portfolio
   Fundamental Value Portfolio                                            U.S. Government Securities Portfolio
JANUS ASPEN SERIES                                                        Van Kampen Enterprise Portfolio
   Balanced Portfolio - Service Shares                                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Global Technology Portfolio -- Service Shares                          Emerging Markets Equity Portfolio, Class I
   Worldwide Growth Portfolio - Service Shares                         TRAVELERS SERIES FUND INC.
LORD ABBETT SERIES FUND, INC.                                             Smith Barney Aggressive Growth Portfolio
   Growth and Income Portfolio                                            Smith Barney International All Cap Growth Portfolio
   Mid-Cap Value Portfolio                                                Smith Barney Large Capitalization Growth Portfolio
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                        Strategic Equity Portfolio
   Oppenheimer Global Securities Fund/VA -- Service Shares                Social Awareness Stock Portfolio
   Oppenheimer Main Street Fund/VA -- Service Shares                   VANGUARD VARIABLE INSURANCE FUND
PIMCO VARIABLE INSURANCE TRUST                                            Diversified Value Portfolio
   Low Duration Portfolio -- Administrative Class                         Equity Index Portfolio
   Real Return Portfolio -- Administrative Class                          International Portfolio
   Total Return Portfolio -- Administrative Class                         Mid-Cap Index Portfolio
PIONEER VARIABLE CONTRACTS TRUST                                          Small Company Growth Portfolio
   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares              VARIABLE INSURANCE PRODUCTS FUND II
PUTNAM VARIABLE TRUST                                                     Asset Manager Portfolio - Initial Class
   Putnam VT Small Cap Value Fund -- Class IB Shares                      Contrafund(R) Portfolio -- Initial Class
   Putnam VT Discovery Growth Fund - Class IB Shares                      Contrafund(R) Portfolio -- Service Class 2
   Putnam VT International Equity Fund - Class IB Shares                  Mid Cap Portfolio -- Service Class 2
ROYCE CAPITAL FUND                                                        Overseas Portfolio -- Service Class 2
   Royce Microcap Portfolio
   Royce Small Cap Portfolio

--------------

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission, and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, Connecticut 06199-0028, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS................................ 4
Policy Summary ..............................................................  4
Principal Policy Benefits....................................................  4
Principal Policy Risks.......................................................  6
Fund Company Risks...........................................................  7
FEE TABLES...................................................................  8
Transaction Fees.............................................................  8
Periodic Charges other than Fund Operating Expenses..........................  9
Charges for Optional Riders.................................................. 10
Fund Charges and Expenses.................................................... 10
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS....................... 17
The Insurance Company........................................................ 17
The Separate Account and its Investment Options.............................. 18
The Funds.................................................................... 18
Voting Rights................................................................ 25
Conflicts of Interest........................................................ 26
The Fixed Account............................................................ 26
POLICY CHARGES AND DEDUCTIONS................................................ 26
Charges Against Premium...................................................... 27
Charges Against Contract Value............................................... 27
Charges Against the Separate Account......................................... 28
Fund Charges................................................................. 28
Modification, Reserved Rights, and Other Charges............................. 28
POLICY DESCRIPTION........................................................... 28
Applying for a Policy........................................................ 29
Right to Cancel (free look period)........................................... 29
When Coverage Begins......................................................... 30
Income Tax Free 'Section 1035' Exchanges..................................... 30
Ownership/Policy Rights...................................................... 30
PREMIUMS..................................................................... 32
Amount, Frequency and Duration of Premium Payments........................... 32
Allocation of Premium Payments............................................... 32
VALUES UNDER YOUR POLICY..................................................... 33
Contract Value............................................................... 33
Investment Option Valuation.................................................. 33
Fixed Account Valuation...................................................... 34
Loan Account Valuation....................................................... 34
TRANSFERS.................................................................... 34
Transfers of Contract Value.................................................. 34
Transfer of Contract Value from the Fixed Account to the Investment Options.. 36 Transfer of Contract Value from the Investment Options to the Fixed Account.. 36
Dollar-Cost Averaging (DCA Program).......................................... 36
Portfolio Rebalancing........................................................ 36
DEATH BENEFIT................................................................ 37
Death Benefit Examples....................................................... 38

Changing the Death Benefit Option..........................................  39
Paying the Death Benefit and Payment Options...............................  39
BENEFITS AT MATURITY.......................................................  39
OTHER BENEFITS.............................................................  39
Exchange Option............................................................  39
Insured Term Rider (Supplemental Insurance Benefits).......................  40
Cash Value Enhancement Rider...............................................  40
POLICY SURRENDERS..........................................................  40
Full Surrender.............................................................  40
Partial Surrender..........................................................  41
POLICY LOANS...............................................................  41
Loan Conditions............................................................  41
Effects of Loans...........................................................  42
LAPSE AND REINSTATEMENT....................................................  42
Lapse......................................................................  42
Grace Period...............................................................  42
Reinstatement..............................................................  43
FEDERAL TAX CONSIDERATIONS.................................................  43
Potential Benefits of Life Insurance.......................................  43
Tax Status of the Policy...................................................  44
Tax Treatment of Policy Benefits...........................................  45
OTHER TAX CONSIDERATIONS...................................................  47
Insurable Interest.........................................................  47
The Company's Income Taxes.................................................  47
Alternative Minimum Tax....................................................  47
DISTRIBUTION & COMPENSATION................................................  47
OTHER POLICY INFORMATION...................................................  50
Payment and Suspension of Valuation........................................  50
Policy Statements..........................................................  50
Limits on Right to Contest and Suicide Exclusion...........................  50
Misstatement as to Sex and Age.............................................  50
Policy Changes.............................................................  50
Emergency Procedure........................................................  51
Restrictions on Financial Transactions.....................................  51
LEGAL PROCEEDINGS..........................................................  51
FINANCIAL STATEMENTS.......................................................  52
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS.............. A-1
APPENDIX B: TARGET PREMIUM PER $1,000 OF STATED AMOUNT..................... B-1
APPENDIX C: CASH VALUE ACCUMULATION TEST FACTORS........................... C-1
APPENDIX D: HYPOTHETICAL ILLUSTRATIONS..................................... D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Corporate Owned Variable Universal Life Insurance -- Series 2 is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   DEATH BENEFIT

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

           o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

           o OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

             1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

             2.   the Minimum Amount Insured on the Insured's date of death.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

       o   POLICY SURRENDERS (WITHDRAWALS)

           You may withdraw some or all of your money from your Policy.

       o   POLICY LOANS

           You may borrow against your Policy using your Policy as collateral.

       o   THE INVESTMENT OPTIONS AND THE CORRESPONDING FUNDS

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

       o   THE FIXED ACCOUNT

           You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

       o   FLEXIBLE PREMIUM PAYMENTS

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   TAX-FREE DEATH BENEFIT

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

       o   RIGHT TO CANCEL PERIOD

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   DOLLAR-COST AVERAGING

           Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

       o   PORTFOLIO REBALANCING

           This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

       o   EXCHANGE OPTION

           During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

       o   PERSONALIZED ILLUSTRATIONS

           You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

       o   POOR FUND PERFORMANCE (INVESTMENT RISK)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if your send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   TAX RISKS

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

       o   POLICY LAPSE

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   POLICY WITHDRAWAL LIMITATIONS

           The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   EFFECTS OF POLICY LOANS

           A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   CREDIT RISK

           The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   INCREASE IN CURRENT FEES AND EXPENSES

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

       o   FLEXIBLE PREMIUM PAYMENTS

           Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

       o   POLICY IS NOT SUITED FOR SHORT-TERM INVESTMENT

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.


                                TRANSACTION FEES

         CHARGE           WHEN WE DEDUCT THE CHARGE                            AMOUNT DEDUCTED*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Front-End Sales Expense   Upon receipt of each       Current Charge:         7% of premium payments up to the Target
Charge**                  Premium Payment                                    Premium in Policy Years 1 - 7 and 3.5%
                                                                             thereafter; plus 0% on premiums received in
                                                                             excess of the Target Premium in all Policy
                                                                             Years
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      9% OF PREMIUM PAYMENT UP TO THE TARGET
                                                                             PREMIUM IN ALL POLICY YEARS AND 5% ON
                                                                             PREMIUM PAYMENTS IN EXCESS OF THE TARGET
                                                                             PREMIUM IN ALL POLICY YEARS.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge          When you fully or          Current Charge:         No charge
                          partially surrender your
                          Policy.
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge           When you transfer          Current Charge:         No charge
                          Contract Value among the
                          Investment Options
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      UP TO SIX FREE TRANSFERS A YEAR; $10 PER
                                                                             TRANSFER THEREAFTER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging     When you make a transfer   Current Charge:         No charge
(DCA Program)             under the DCA Program
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      UP TO SIX FREE TRANSFERS A YEAR; $10 PER
                                                                             TRANSFER THEREAFTER***
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Illustrations             When you request an        Current Charge:         No charge
                          illustration after the
                          Policy is issued
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      $15 PER ILLUSTRATION
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

  * Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.

 ** The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

*** For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your direction on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

         CHARGE            WHEN WE DEDUCT THE CHARGE                           AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge   Monthly on the            Current Charge:         Rates per $1000 of Insurance Risk for the
(COI) (1)                  Deduction Day                                     First Year of Coverage:
                                                                             Minimum: $0.0243(2)
                                                                             Maximum: $36.7685(3)
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      RATES PER $1000 OF INSURANCE RISK FOR FIRST
                                                                             YEAR OF COVERAGE:
                                                                             MINIMUM: $0.0884(4)
                                                                             MAXIMUM: $45.0595(3)
                                                     ---------------------------------------------------------------------
                                                     Sample Charge for a     Rates per $1000 of Insurance Risk for First
                                                     46 year-old unisex      Year of Coverage:
                                                     non-smoker              Current: $0.1067
                                                     (guaranteed issue)      Guaranteed: $0.4076
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Policy Administrative      Monthly on the            Current Charge:         $5.00
Expense Charges            Deduction Date
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      $5.00
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense      Daily from the unloaned   Current Charge:         0.45% on an annual basis of the amounts in
Risk                       portion of the Contract                           the Investment Options for Policy Years
 (M&E) Charge              Value invested in the                             1-4, 0.25% for Policy Years 5-20 and 0.05%
                           Separate Account                                  thereafter
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      0.75% ON AN ANNUAL BASIS FOR ALL POLICY
                                                                             YEARS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(5)    In arrears, at the end    Current Charge:         0.60% on an annual basis of the loan amount
                           of each Policy Year                               for the first ten (10) Policy Years, 0.40%
                           from the Loan Account                             for Policy Years eleven (11) to twenty
                                                                             (20), and 0.25% thereafter.
                                                     ---------------------------------------------------------------------
                                                     GUARANTEED CHARGE:      1.00% ON AN ANNUAL BASIS OF THE LOAN AMOUNT
                                                                             FOR ALL POLICY YEARS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

 (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost of insurance rates shown above.

 (2)  Sample charge for a female preferred non-smoker age 25.

 (3) Sample charge for a male sub-standard smoker age 80 (fully underwritten) -- Table 10.

 (4)  Sample charge for a female age 20.

 (5) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

       CHARGE           WHEN WE DEDUCT THE CHARGE                            AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Insured Term Rider     Monthly on the          Current Charge:           Rates per $1000 of Insurance Risk for the First
(Cost of Insurance)    Deduction Day                                     Year of Coverage:
                                                                         Minimum: $0.0243(1)
                                                                         Maximum: $36.7685(2)
                                               ---------------------------------------------------------------------------
                                               GUARANTEED CHARGE:        RATES PER $1000 OF INSURANCE RISK FOR FIRST
                                                                         YEAR OF COVERAGE:
                                                                         MINIMUM: $0.0884(3)
                                                                         MAXIMUM: $45.0595(2)
                                               ---------------------------------------------------------------------------
                                               Sample Charge for a 46    Rates per $1000 of Insurance Risk for First
                                               year-old unisex smoker    Year of Coverage:
                                               (guaranteed issue)        Current: $0.1067
                                                                         Guaranteed: $0.4076
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cash Value             Not applicable          Current Charge:           No Charge
Enhancement Rider
                                               ---------------------------------------------------------------------------
                                               GUARANTEED CHARGE:        NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

 (1)  Sample charge for a female preferred non-smoker age 25.

 (2) Sample charge for a male sub-standard smoker age 80 (fully underwritten) -- Table 10.

 (3)  Sample charge for a female age 20.


                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2004. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2004, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                        MINIMUM                        MAXIMUM
                                                              ----------------------------   ----------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)......             0.14%                         43.30%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(41)    EXPENSES
----------------               --------------- -------------- ---------- -------------- ------------------ -------------
Capital Appreciation Fund.....      0.70%            --          0.08%       0.78%             --                --(1)
Dreyfus Stock Index Fund --
   Initial Shares.............      0.25%            --          0.01%       0.26%             --                0.26%
High Yield Bond Trust.........      0.45%            --          0.18%       0.63%             --                --(2)
Money Market Portfolio........      0.32%            --          0.10%       0.42%             --                --(22)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(41)    EXPENSES
----------------               --------------- -------------- ---------- -------------- ------------------ -------------
AIM EQUITY FUNDS, INC.
   EAFE(R) Equity Index Fund --
     Class A Shares+..........      0.45%            --          0.37%       0.82%           0.17%               0.65%(3)
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. International
     Growth Fund -- Series I
     Shares...................      0.74%            --          0.40%       1.14%             --                1.14%(4)
ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC.
   AllianceBernstein Growth
     and Income Portfolio --
     Class B*.................      0.55%          0.25%         0.03%       0.83%             --                0.83%(5)
   AllianceBernstein Large
     Cap Growth Portfolio --
     Class B*.................      0.75%          0.25%         0.05%       1.05%             --                1.05%(5)
AMERICAN CENTURY VARIABLE
   PORTFOLIOS, INC.
   VP Ultra(R) Fund --
   Class I....................      1.00%            --           --         1.00%             --                1.00%(6)
AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund --
     Class 2 Shares*..........      0.61%          0.25%         0.04%       0.90%             --                --(41)
   Growth Fund -- Class 2
     Shares*..................      0.35%          0.25%         0.01%       0.61%             --                0.61%
   Growth-Income Fund --
     Class 2 Shares*..........      0.29%          0.25%         0.02%       0.56%             --                --(41)
CREDIT SUISSE TRUST
   Credit Suisse Trust
     Emerging Markets
     Portfolio................      1.25%            --          0.44%       1.69%             --                --(7)
DELAWARE VIP TRUST
   Delaware VIP REIT Series
     -- Standard Class........      0.74%            --          0.10%       0.84%             --                0.84%(8)
   Delaware VIP Small Cap
     Value Series -- Standard
     Class....................      0.74%            --          0.09%       0.83%             --                0.83%(8)
DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio
     -- Initial Shares........      0.75%            --          0.04%       0.79%             --                0.79%
   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................      0.75%            --          0.04%       0.79%             --                0.79%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small-Mid Cap
     Growth Securities Fund
     -- Class 2 Shares*.......      0.48%          0.25%         0.29%       1.02%           0.03%               0.99%(9)
   Templeton Developing
     Markets Securities Fund
     -- Class 2 Shares*.......      1.25%          0.25%         0.29%       1.79%             --                1.79%
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.68%          0.25%         0.19%       1.12%           0.05%               1.07%(10)
   Templeton Global Asset
     Allocation Fund -- Class
     1 Shares.................      0.61%            --          0.24%       0.85%           0.01%               0.84%(10)
   Templeton Global Income
     Securities Fund -- Class
     1 Shares.................      0.62%            --          0.16%       0.78%             --                0.78%(11)
   Templeton Growth
     Securities Fund -- Class
     2 Shares*................      0.79%          0.25%         0.07%       1.11%             --                1.11%(12)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(41)    EXPENSES
----------------               --------------- -------------- ---------- -------------- ------------------ -------------
GREENWICH STREET SERIES FUND
   Appreciation Portfolio.....      0.73%            --          0.02%       0.75%             --                0.75%(13)
   Equity Index Portfolio --
     Class I Shares...........      0.31%            --          0.03%       0.34%             --                0.34%
   Fundamental Value Portfolio      0.75%            --          0.02%       0.77%             --                0.77%(14)
JANUS ASPEN SERIES
   Balanced Portfolio --
     Service Shares*..........      0.55%          0.25%         0.01%       0.81%             --                0.81%
   Global Technology
     Portfolio -- Service
     Shares*..................      0.64%          0.25%         0.07%       0.96%             --                0.96%
   Worldwide Growth Portfolio
     -- Service Shares*.......      0.60%          0.25%         0.03%       0.88%             --                0.88%
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio      0.50%            --          0.39%       0.89%             --                0.89%
   Mid-Cap Value Portfolio....      0.75%            --          0.42%       1.17%             --                1.17%
OPPENHEIMER VARIABLE ACCOUNT
   FUNDS
   Oppenheimer Global
     Securities Fund/VA --
     Service Shares*..........      0.63%          0.25%         0.03%       0.91%             --                0.91%
   Oppenheimer Main Street
     Fund/VA -- Service
     Shares*..................      0.66%          0.25%         0.01%       0.92%             --                0.92%
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --
     Administrative Class*....      0.25%          0.15%         0.25%       0.65%             --                0.65%(15)
   Real Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.25%       0.65%             --                0.65%(15)
   Total Return Portfolio --
     Administrative Class*....      0.25%          0.15%         0.25%       0.65%             --                0.65%(15)
PIONEER VARIABLE CONTRACTS
   TRUST
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II
     Shares*..................      0.65%          0.25%         0.07%       0.97%             --                0.97%
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth
     Fund -- Class IB Shares*.      0.70%          0.25%         0.38%       1.33%           0.14%               1.19%(16)
   Putnam VT International
     Equity Fund -- Class IB
     Shares*..................      0.75%          0.25%         0.19%       1.19%             --                1.19%
   Putnam VT Small Cap Value
     Fund -- Class IB Shares*.      0.77%          0.25%         0.10%       1.12%             --                1.12%
ROYCE CAPITAL FUND
   Royce Microcap Portfolio...      1.25%            --          0.09%       1.34%             --                1.34%
   Royce Small Cap Portfolio..      1.00%            --          0.14%       1.14%             --                1.14%
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I....      0.81%            --          0.08%       0.89%             --                0.89%(17)
   High Yield Bond Fund --
     Class I..................      0.75%            --          0.39%       1.14%             --                --(41)
   Investors Fund -- Class I..      0.68%            --          0.09%       0.77%             --                0.77%(18)
   Strategic Bond Fund --
     Class I..................      0.75%            --          0.23%       0.98%             --                0.98%
   Total Return Fund -- Class
     I........................      0.78%            --          0.18%       0.96%             --                0.96%
SCUDDER INVESTMENT VIT FUNDS
   Small Cap Index Fund --
     Class A Shares...........      0.35%            --          0.13%       0.48%           0.03%               0.45%(19)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(41)    EXPENSES
----------------               --------------- -------------- ---------- -------------- ------------------ -------------
SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio --
     Class A..................      0.59%            --          0.11%       0.70%             --                0.70%(20)
THE MERGER FUND VL
   The Merger Fund VL.........      1.25%            --         42.05%      43.30%          41.90%               1.40%(21)
THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................      0.60%            --          0.15%       0.75%             --                --(22)
   Disciplined Mid Cap Stock
     Portfolio................      0.70%            --          0.12%       0.82%             --                --(22)
   Equity Income Portfolio....      0.73%            --          0.11%       0.84%             --                --(23)
   Large Cap Portfolio........      0.75%            --          0.11%       0.86%             --                0.86%(23)
   Managed Allocation Series:
     Aggressive Portfolio.....      0.15%            --          0.26%       0.41%           0.06%               0.35%(24)
   Managed Allocation Series:
     Conservative Portfolio...      0.15%            --          0.26%       0.41%           0.06%               0.35%(24)
   Managed Allocation Series:
     Moderate Portfolio.......      0.15%            --          0.26%       0.41%           0.06%               0.35%(24)
   Managed Allocation Series:
     Moderate-Aggressive
     Portfolio................      0.15%            --          0.26%       0.41%           0.06%               0.35%(24)
   Managed Allocation Series:
     Moderate-Conservative
     Portfolio................      0.15%            --          0.26%       0.41%           0.06%               0.35%(24)
   Mercury Large Cap Core
     Portfolio................      0.79%            --          0.16%       0.95%             --                --(25)
   MFS Mid Cap Growth
     Portfolio................      0.75%            --          0.13%       0.88%             --                --(26)
   MFS Value Portfolio........      0.72%            --          0.39%       1.11%             --                --(27)
   Mondrian International
     Stock Portfolio..........      0.72%            --          0.19%       0.91%             --                --(28)
   Pioneer Fund Portfolio.....      0.75%            --          0.37%       1.12%             --                --(29)
   Social Awareness Stock
     Portfolio**                    0.61%            --          0.14%       0.75%             --                --(30)
   Style Focus Series: Small
     Cap Growth Portfolio.....      0.85%            --          0.43%       1.28%           0.18%               1.10%(31)
   Travelers Quality Bond
     Portfolio................      0.32%            --          0.12%       0.44%             --                --(22)
   U.S. Government Securities
     Portfolio................      0.32%            --          0.11%       0.43%             --                --(22)
THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.
   Emerging Markets Equity
     Portfolio, Class I.......      1.25%            --          0.46%       1.71%             --                --(41)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio++ .............      0.80%            --          0.05%       0.85%             --                0.85%
   MFS Total Return
     Portfolio++ .............      0.77%            --          0.02%       0.79%             --                0.79%(32)
   Pioneer Strategic Income
     Portfolio++ .............      0.75%            --          0.15%       0.90%             --                0.90%
   Smith Barney Aggressive
     Growth Portfolio.........      0.80%            --          0.02%       0.82%             --                0.82%(33)
   Smith Barney International
     All Cap Growth Portfolio.      0.88%            --          0.13%       1.01%             --                1.01%(34)
   Smith Barney Large
     Capitalization Growth
     Portfolio................      0.75%            --          0.03%       0.78%             --                0.78%(35)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12b-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(41)    EXPENSES
----------------               --------------- -------------- ---------- -------------- ------------------ -------------
   Strategic Equity
     Portfolio++ .............      0.80%            --          0.05%       0.85%             --                0.85%
   Van Kampen Enterprise
     Portfolio++ .............      0.70%            --          0.10%       0.80%             --                0.80%
VANGUARD VARIABLE INSURANCE
   FUND
   Diversified Value Portfolio      0.40%            --          0.02%       0.42%             --                0.42%
   Equity Index Portfolio.....      0.12%            --          0.02%       0.14%             --                0.14%
   International Portfolio....      0.33%            --          0.08%       0.41%             --                0.41%
   Mid-Cap Index Portfolio....      0.21%            --          0.03%       0.24%             --                0.24%
   Small Company Growth
     Portfolio................      0.44%            --          0.02%       0.46%             --                0.46%
VARIABLE INSURANCE PRODUCTS
   FUND II
   Asset Manager SM Portfolio
     -- Initial Class.........      0.53%            --          0.12%       0.65%             --                --(36)
   Contrafund(R) Portfolio --
     Initial Class............      0.57%            --          0.11%       0.68%             --                --(37)
   Contrafund(R) Portfolio --
     Service Class 2*.........      0.57%          0.25%         0.11%       0.93%             --                --(38)
   Mid Cap Portfolio --
     Service Class 2*.........      0.57%          0.25%         0.14%       0.96%             --                --(39)
   Overseas Portfolio --
     Service Class 2*.........      0.72%          0.25%         0.19%       1.16%             --                --(40)

--------------

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** It is anticipated that the Social Awareness Stock Portfolio will be reorganized into a portfolio of the Travelers Series Fund, Inc. on or about July 1, 2005.

 +    Closed to new investors.

++ It is anticipated that these portfolios of Travelers Series Fund, Inc. will be reorganized into portfolios of The Travelers Series Trust on or about July 1, 2005.

NOTES

(1) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.70% on first $1.5 billion of net assets and 0.65% on assets in excess of $1.5 billion. The Fund has a voluntary expense cap of 1.25%.

(2) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(3) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares. The Board of Scudder VIT EAFE Equity Index Fund (the "Fund") has approved the termination and liquidation of the Fund effective on or about July 25, 2005 (the "Liquidation Date"). Therefore, as of the Liquidation Date the Fund will no longer be available as a Variable Funding Option under your Contract. Prior to the Liquidation Date, Contract Owners may transfer any Contract Value from the Fund to one or more of the other Variable Funding Options available in the Contract. At the time of liquidation, any Contract Value in the Fund will be automatically transferred to the Money Market option in your Contract. At that point, Contract Owners may leave their Contract Values in the Money Market option or reallocate it to any of the other Variable Funding Options available in the Contract.

(4) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(5) Expense information restated to reflect a reduction in advisory fees effective September 7, 2004.

(6) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decrease as fund assets increase.

(7) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which the performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(8) The investment advisor for the Delaware VIP REIT Series and the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion million, all per year.

(9) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% through May 1, 2006. The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(10) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(11)  The Fund administration fee is paid indirectly through the management fee.

(12) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% through May 1, 2006.

(13) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on next $250 million; 0.65% on next $500 million; 0.60% on the next $1 billion; 0.55% on the next $1 billion; and 0.50% on net assets in excess of $3 billion.

(14) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $1.5 billion of net assets; 0.70% on next $0.5 billion; 0.65% on next $0.5 billion; 0.60% on the next $1 billion; and 0.50% on net assets in excess of $3.5 billion.

(15) "Other Expenses" reflects a 0.25% administrative fee. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(16) Reflects Putnam Management's agreement to limit fund expenses through December 31, 2005.

(17) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

(18) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

(19) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(20) Effective September 1, 2004, the management fees were reduced from 0.75% to the following breakpoints: First $2 billion 0.55%; next $2 billion 0.50%; next $2 billion 0.45%; next $2 billion 0.40%; over $8 billion 0.35%.

(21) The Adviser has agreed to reduce its fees and reimburse The Merger Fund VL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires July 1, 2013. The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund's operating expenses, excluding dividends on short positions and interst expense, to exceed the cap on expenses.

(22) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(23) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

(24) The figures shown above do not include the Funds' share of Underlying Fund expenses. Because the Underlying Funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each Underlying Fund, it is not possible to determine precisely the amount of Underlying Fund expenses that will be borne by the Funds. However, the total annual operating expenses of the Underlying Funds range from 0.40% to 1.10%, so the Underlying Funds expenses borne by the Funds will be somewhere in that range. The Funds have a contractual expense cap of 0.35% that continues to May 1, 2006. Other Expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(25) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.80% to the following breakpoints: 0.775% on first $250 million of net assets; 0.75% on the next $250 million; 0.725% on next $500 million; 0.70% on next $1 billion and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(26) Effective February 25, 2005, the investment advisory fee was revised to the following breakpoints: For the first $500 million of average daily net assets the advisory fee is 0.7775%; the next $300 million 0.7525%; the next $600 million 0.7275%; the next $1 billion 0.7025%; over $2.5 billion 0.625%. Also effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule. Between February 25, 2004 and February 24, 2005 the investment advisory fee was as follows: for the first $600 million of average daily net assets the advisor fee is 0.800%; the next $300 million 0.775%; the next $600 million 0.750%; the next $1 billion 0.725%; over $2.5 billion 0.675%. Previous to September 1, 2004 the fee was an annual rate of 0.80%. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(27) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $600 million of net assets; 0.725% on the next $300 million; 0.70% on the next $600 million; 0.675% on the next

      $1 billion and 0.625% on assets in excess of $2.5 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. Fund has a voluntary waiver of 1.00%. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(28) Effective May 1, 2005, the investment advisory fee is revised to the following schedule: 0.775% on the first $100 million in assets and 0.65% on assets in excess of $100 million. The expense information in the table has been restated to reflect the current fee schedule. Between September 1, 2004 and May 1, 2005, the investment advisory fee was as follows:
      0.825% on the first $100 million of assets, 0.775% on the next $400 million of assets, 0.725% on the next $500 million, and 0.700% on assets in excess of $1 billion. Previous to September 1, 2004, the investment advisory fee was an annual rate of 0.825%.

(29) Effective December 1, 2004, the Management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $250 million of net assets; 0.70% on the next $250 million; 0.675% on the next $500 million; 0.65% on the next $1 billion and 0.60% on assets in excess of $2 billion. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(30) Management fee is based on 0.65% on first $50 million of net assets; 0.55% on the next $50 million; 0.45% on the next $100 million and 0.40% on assets in excess of $200 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(31) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(32) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(33) Effective July 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $5 billion of net assets; 0.775% on next $2.5 billion; 0.75% on next $2.5 billion and 0.70% in excess of $10 billion.

(34) Effective July 1, 2004, the management fee was reduced from 0.90% to 0.85% of the Fund's daily net assets.

(35) Effective July 1, 2004, the management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $5 billion of net assets; 0.725% on the next $2.5 billion; 0.70% on the next $2.5 billion and 0.65% on assets in excess of $10 billion.

(36) The annual class operating expenses for the fund are based on historical expenses adjusted to reflect current fees. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(37) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.

(38) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time

(39) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(40) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.13%. These offsets may be discontinued at any time.

(41) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                  VOLUNTARY FEE
                                                                                  WAIVER AND/OR
                                                                                     EXPENSE              NET TOTAL ANNUAL
       FUNDING OPTION                                                             REIMBURSEMENT          OPERATING EXPENSES
       ----------------                                                      ------------------------  ------------------------
       Capital Appreciation Fund..........................................            0.01%                     0.77%
       High Yield Bond Trust..............................................            0.03%                     0.60%
       Money Market Portfolio.............................................            0.02%                     0.40%
       Global Growth Fund -- Class 2 Shares...............................            0.01%                     0.89%
       Growth-Income Fund -- Class 2 Shares...............................            0.01%                     0.55%
       Credit Suisse Trust Emerging Market Portfolio......................            0.29%                     1.40%
       High Yield Bond Fund -- Class I....................................            0.14%                     1.00%
       Convertible Securities Portfolio...................................            0.01%                     0.74%
       Disciplined Mid Cap Stock Portfolio................................            0.02%                     0.80%
       Equity Income Portfolio............................................            0.01%                     0.83%
       Mercury Large Cap Core Portfolio...................................            0.03%                     0.92%

                                                      VOLUNTARY FEE    NET TOTAL
                                                      WAIVER AND/OR     ANNUAL
                                                         EXPENSE       OPERATING
       FUNDING OPTION                                 REIMBURSEMENT    EXPENSES
       ----------------                              ---------------  ----------
       MFS Mid Cap Growth Portfolio.................      0.02%          0.86%
       MFS Value Portfolio..........................      0.11%          1.00%
       Mondrian International Stock Portfolio.......      0.02%          0.89%
       Pioneer Fund Portfolio.......................      0.13%          0.99%
       Social Awareness Stock Portfolio.............      0.04%          0.71%
       Travelers Quality Bond Portfolio.............      0.02%          0.42%
       U.S. Government Securities Portfolio.........      0.01%          0.42%
       Emerging Markets Equity Portfolio, Class I...      0.06%          1.65%
       Asset Manager SM Portfolio -- Initial Class..      0.01%          0.64%
       Contrafund(R) Portfolio -- Initial Class.....      0.02%          0.66%
       Contrafund(R) Portfolio -- Service Class 2...      0.02%          0.91%
       Mid Cap Portfolio -- Service Class 2.........      0.03%          0.93%
       Overseas Portfolio -- Service Class 2........      0.04%          1.12%


             DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS

                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies, as well as to various federal and state securities laws and regulations.

On January 31, 2005, Citigroup Inc. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the Company. The proposed sale would also include the Company's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, the Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable contract, and the Company will remain fully responsible for its contractual obligations to variable life insurance contract owners.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company and/or the Company's affiliated principal underwriter of the Policies, Travelers Distribution LLC ("TDLLC"), for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's investment adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium Payments to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Policy, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.65% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees ("12b-1 fees") that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-877-942-2654 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund           Travelers Asset Management
                                           normally invests in equity securities       International Company LLC
                                           of issuers of any size and in any           ("TAMIC")
                                           industry.                                   Subadviser: Janus Capital Corp.

Dreyfus Stock Index Fund -- Initial        Seeks to match the total return of the      The Dreyfus Corporation
Shares                                     S&P 500 Index. The Fund normally            Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P        Associates
                                           500 in proportion to their weighting
                                           in the index.

High Yield Bond Trust                      Seeks high current income. The Fund         Travelers Asset Management
                                           normally invests in below                   International Company LLC
                                           investment-grade bonds and debt             ("TAMIC")
                                           securities.

Money Market Portfolio                     Seeks high current return with              Travelers Asset Management
                                           preservation of capital and liquidity.      International Company LLC
                                           The Fund normally invests in                ("TAMIC")
                                           high-quality short term money market
                                           instruments.

AIM EQUITY FUNDS, INC.
   EAFE(R) Equity Index Fund -- Class A    Seeks to replicate, before expenses,        Deutsche Asset Management, Inc
     Shares+                               the performance of the Morgan Stanley       ("Deutsche")
                                           Capital International EAFE Index,           Subadviser: Northern Trust
                                           which emphasizes stocks of companies        Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. International Growth Fund --   Seeks to provide long-term growth of        A I M Advisors, Inc.
     Series I Shares                       capital. The Fund invests in a
                                           diversified portfolio of international
                                           equity securities whose issuers are
                                           considered to have strong earnings
                                           momentum.
ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.
   AllianceBernstein Growth and            Seeks reasonable current income             Alliance Capital Management L.P.
     Income Portfolio -- Class B           opportunity for appreciation through
                                           investments primarily in
                                           dividend-paying common stocks of good
                                           quality companies.

   AllianceBernstein Large Cap Growth      Seeks growth of capital by pursuing         Alliance Capital Management L.P.
     Portfolio -- Class B                   aggressive investment policies.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Ultra(R) Fund -- Class I             Seeks long-term capital growth. The         American Century Investment
                                           Fund normally invests in common stocks      Management, Inc.
                                           of growing companies.
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares    Seeks capital appreciation. The Fund        Capital Research and Management
                                           normally invests in common stocks of        Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund        Capital Research and Management
                                           normally invests in common stocks of        Co.
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2 Shares    Seeks capital appreciation and income.      Capital Research and Management
                                           The Fund normally invests in common         Co.
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging            Seeks long term growth of capital. The      Credit Suisse Asset Management,
     Market Portfolio                      Fund normally invests in equity             LLC
                                           securities of companies located in, or      Subadviser: Credit Suisse Asset
                                           conducting a majority of their              Management Limited (U.K.),
                                           business, in emerging markets.              (Australia)
DELAWARE VIP TRUST
   Delaware VIP REIT Series --             Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                        total return with capital appreciation      ("Delaware")
                                           as a secondary objective.  The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders (REITS).

   Delaware VIP Small Cap Value            Seeks capital appreciation. The Fund        Delaware Management Company
     Series -- Standard Class              normally invests in securities of
                                           small capitalization companies.
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --     Seeks long term capital growth              The Dreyfus Corporation
     Appreciation Portfolio -- Initial     consistent with the preservation of         ("Dreyfus")
     Shares                                capital. Current income is a secondary      Subadviser: Fayez Sarofim & Co.
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund --     Seeks to maximize capital                   The Dreyfus Corporation
     Developing Leaders Portfolio --       appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small-Mid Cap Growth           Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Securities Fund -- Class 2 Shares     Fund normally invests at least 80% of
                                           its net assets in investments of small
                                           capitalization and mid capitalization
                                           companies.

   Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests at least 80%
                                           of its net assets in the emerging
                                           market investments, and invests
                                           primarily to predominantly in equity
                                           securities.

   Templeton Foreign Securities Fund --    Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     Class 2 Shares                        Fund normally invests at least 80% of
                                           its net assets in investments of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Global Asset Allocation       Seeks high total return. The Fund           Templeton Investment Counsel, LLC
     Fund -- Class 1 Shares                normally invests in equity securities
                                           of companies in any country, debt
                                           securities of companies and
                                           governments of any country, and in
                                           money market instruments. The Fund
                                           invests substantially to primarily in
                                           equity securities.

   Templeton Global Income Securities      Seeks high current income, consistent       Franklin Advisers, Inc.
     Fund -- Class 1 Shares                with preservation of capital. Capital
                                           appreciation is a secondary
                                           consideration. The Fund normally
                                           invests mainly in debt securities of
                                           governments and their political
                                           subdivisions and agencies,
                                           supranational organizations, and
                                           companies located anywhere in the
                                           world, including emerging markets.

   Templeton Growth Securities Fund --     Seeks long-term capital growth. The         Templeton Global Advisors Limited
     Class 2 Shares                        Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
GREENWICH STREET SERIES FUND
   Appreciation Portfolio                  Seeks long- term appreciation of            Smith Barney Fund Management LLC
                                           capital. The Fund normally invests in       "SBFM")
                                           equity securities of U.S. companies of
                                           medium and large capitalization.

   Equity Index Portfolio -- Class I       Seeks investment results that, before       TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Fundamental Value Portfolio             Seeks long-term capital growth.             SBFM
                                           Current income is a secondary
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies, the
                                           manager believes are undervalued.
JANUS ASPEN SERIES
   Balanced Portfolio -- Service Shares    Seeks long term capital growth,             Janus Capital
                                           consistent with preservation of
                                           capital and balanced by current
                                           income. The Fund normally invests in
                                           common stocks selected for their
                                           growth potential and other securities
                                           selected for their income potential.

   Global Technology Portfolio --          Seeks long-term growth of capital. The      Janus Capital
     Service Shares                        Fund normally invests in securities of
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner         Janus Capital
     Service Shares                        consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio             Seeks long-term growth of capital and       Lord Abbett & Co.
                                           income without excessive fluctuations
                                           in market value. The Fund primarily
                                           invests in equity securities of large,
                                           seasoned, U.S. and multinational
                                           companies believed to be undervalued.

   Mid-Cap Value Portfolio                 Seeks capital appreciation. The Fund        Lord Abbett & Co.
                                           normally invests primarily in equity
                                           securities, which are believed to be
                                           undervalued in the marketplace.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Global Securities           Seeks long-term capital appreciation.       Oppenheimer Funds, Inc.
     Fund/VA -- Service Shares             The Fund normally invests in common
                                           stocks of foreign issuers,
                                           "growth-type" companies, cyclical
                                           industries and special situations that
                                           are considered to have appreciation
                                           possibilities.

   Oppenheimer Main Street Fund/VA --      Seeks high total return (which              Oppenheimer Funds, Inc.
     Service Shares                        includes growth in the value of its
                                           shares as well as current income) from
                                           equity and debt securities.
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management.

   Real Return Portfolio --                Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                  with preservation of real capital and       Company LLC
                                           prudent investment management.

   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund        Pioneer Investment Management,
     Portfolio -- Class II Shares          normally invests in the equity              Inc.
                                           securities of mid-size companies.
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital. The      Putnam Investment Management
     Class IB Shares                       Fund invests mainly in common stocks
                                           of U.S. companies, with a focus on
                                           growth stocks. Growth stocks are
                                           issued by companies that Putnam
                                           Management believes are fast-growing
                                           and whose earnings are likely to
                                           increase over time.

   Putnam VT International Equity          Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares               invests mainly in common stocks of
                                           companies outside the United States
                                           that Putnam Management believes have
                                           investment potential.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund        Putnam Investment Management
     Class IB Shares                       invests mainly in common stocks of
                                           U.S. companies, with a focus on value
                                           stocks. Value stocks are those that
                                           Putnam Management believes are
                                           currently undervalued by the market.
ROYCE CAPITAL FUND
   Royce Microcap Portfolio                Seeks long-term growth of capital. The      Royce & Associates, LLC
                                           Fund invests in a broadly diversified
                                           portfolio of equity securities issued
                                           by micro-cap companies.

   Royce Small Cap Portfolio               Seeks long-term growth of capital. The      Royce & Associates, LLC
                                           Fund invests in equity securities of
                                           small companies.
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I                 Seeks capital appreciation. The Fund        Salomon Brothers Asset
                                           normally invests in common stocks and       Management, Inc. ("SBAM")
                                           their equivalents of companies the
                                           manager believes are undervalued in
                                           the marketplace.

   High Yield Bond Fund -- Class I         Seeks total return consistent with the      Salomon Brothers Asset
                                           preservation of capital. The Fund           Management, Inc. ("SBAM")
                                           normally invests in high yield
                                           fixed-income securities issued by U.S.
                                           and foreign corporations and foreign
                                           governments and their agencies.

   Investors Fund -- Class I               Seeks long term growth of capital.          Salomon Brothers Asset
                                           Secondarily seeks current income. The       Management, Inc. ("SBAM")
                                           Fund normally invests in common stocks
                                           of established companies.

   Strategic Bond Fund -- Class I          Seeks to maximize total return              Salomon Brothers Asset
                                           consistent with the preservation of         Management, Inc. ("SBAM")
                                           capital. The Fund normally invests in
                                           a globally diverse portfolio of
                                           fixed-income securities.

   Total Return Fund -- Class I            Seeks above average income (compared        Salomon Brothers Asset
                                           to a portfolio invested entirely in         Management, Inc. ("SBAM")
                                           equity securities). Secondarily seeks
                                           growth of capital and income.  The
                                           Fund normally invests in a broad range
                                           of equity and fixed-income securities
                                           of U.S. and foreign issuers.
SCUDDER INVESTMENT VIT FUNDS
   Small Cap Index Fund -- Class A         Seeks to replicate, before expenses,        Deutsche Asset Management, Inc.
     Shares                                the performance of the Russell 2000         Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes         Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio -- Class A      Seeks high current return consistent        Smith Barney Fund Management LLC
                                           with preservation of capital. The Fund      ("SBFM")
                                           normally invests in debt securities
                                           issued or guaranteed by the U.S.
                                           government, its agencies or
                                           instrumentalities.
THE MERGER FUND VL
   The Merger Fund VL                      Seeks capital growth by engaging in         Westchester Capital Management, Inc.
                                           merger arbitrage. The Fund will
                                           normally invest in the equity
                                           securities of companies that are
                                           involved in publicly announced
                                           mergers, takeovers, tender offers,
                                           leveraged buyouts, spin-offs,
                                           liquidations and other corporate
                                           reorganizations. Merger arbitrage is a
                                           highly specialized investment approach
                                           generally designed to profit from the
                                           successful completion of such
                                           transactions.
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital            Travelers Asset Management
                                           appreciation. The Fund normally             International Company LLC
                                           invests in convertible securities.          ("TAMIC")

   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser: Travelers Investment
                                           securities of companies with mid-size       Management Company ("TIMCO")
                                           market capitalizations.

   Equity Income Portfolio                 Seeks reasonable income by investing        TAMIC
                                           primarily in income producing equity        Subadviser: Fidelity Management &
                                           securities. In choosing these               Research Company ("FMR")
                                           securities, the fund will also
                                           consider the potential for capital
                                           appreciation. The fund's goal is to
                                           achieve a yield which exceeds the
                                           composite yield on the securities
                                           compromising the S&P 500.

   Large Cap Portfolio                     Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in the                Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   Managed Allocation Series:              Seeks long-term growth of capital. The      Travelers Asset Management
     Aggressive Portfolio                  Fund normally invests in other              International Company LLC
                                           investment companies ("Underlying           ("TAMIC")
                                           Funds") that invest primarily in            Subadviser: Deutsche Investment
                                           equity securities.                          Management Americas Inc. ("DIMA")

   Managed Allocation Series:              Seeks a high level of current income        Travelers Asset Management
     Conservative Portfolio                with some consideration given to            International Company LLC
                                           growth of capital. The Fund normally        ("TAMIC")
                                           invests in other investment companies       Subadviser: Deutsche Investment
                                           ("Underlying Funds") that invest in         Management Americas Inc. ("DIMA")
                                           both equity and debt securities.

   Managed Allocation Series:              Seeks a balance between a high level        Travelers Asset Management
     Moderate Portfolio                    of current income and growth of             International Company LLC
                                           capital, with a greater emphasis on         ("TAMIC")
                                           growth of capital. The Fund normally        Subadviser: Deutsche Investment
                                           invests in other investment companies       Management Americas Inc. ("DIMA")
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.

   Managed Allocation Series:              Seeks long-term growth of capital. The      Travelers Asset Management
     Moderate-Aggressive Portfolio         Fund normally invests in other              International Company LLC
                                           investment companies ("Underlying           ("TAMIC")
                                           Funds") that invest in both equity and      Subadviser: Deutsche Investment
                                           debt securities.                            Management Americas Inc. ("DIMA")

   Managed Allocation Series:              Seeks a balance between a high level        Travelers Asset Management
     Moderate-Conservative Portfolio       of current income and growth of             International Company LLC
                                           capital, with a greater emphasis on         ("TAMIC")
                                           income. The Fund normally invests in        Subadviser: Deutsche Investment
                                           other investment companies                  Management Americas Inc. ("DIMA")
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.

   Mercury Large Cap Core Portfolio        Seeks long-term capital growth. The         TAMIC
                                           Fund normally invests in a diversified      Subadviser: Merrill Lynch
                                           portfolio of equity securities of           Investment Managers, L.P. ("MLIM")
                                           large cap companies.

   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in equity             Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   MFS Value Portfolio                     Seeks capital appreciation and              TAMIC
                                           reasonable income. The Fund normally        Subadviser: MFS
                                           invests in income producing equity
                                           securities of companies believed to be
                                           undervalued in the market.

   Mondrian International Stock            Seeks capital appreciation. The Fund        TAMIC
     Portfolio                             normally invests in equity securities       Subadviser: Lazard Asset
                                           of relatively large non-U.S. companies.     Management

   Pioneer Fund Portfolio                  Seeks reasonable income and capital         TAMIC
                                           growth. The Fund invests in equity          Subadviser: Pioneer Investment
                                           securities, primarily of U.S. issuers.      Management, Inc.

   Social Awareness Stock Portfolio##      Seeks long term capital appreciation        Smith Barney Fund Management LLC
                                           and retention of net investment             ("SBFM")
                                           income. The Fund normally invests in
                                           equity securities of large and
                                           mid-size companies that meet certain
                                           investment and social criteria.

   Style Focus Series: Small Cap           Seeks capital appreciation. The Fund        Travelers Asset Management
     Growth Portfolio                      normally invests in common stocks and       International Company LLC
                                           other equity securities of small U.S.       ("TAMIC")
                                           companies.                                  Subadviser: Travelers Investment
                                                                                       Management Company ("TIMCO") and
                                                                                       Janus Capital Management LLC
                                                                                       ("Janus Capital")

   Travelers Quality Bond Portfolio        Seeks current income and total return       TAMIC
                                           with moderate capital volatility. The
                                           Fund normally invests in
                                           investment-grade bonds and debt
                                           securities.

   U.S. Government Securities              Seeks current income, total return and      TAMIC
     Portfolio                             high credit quality. The Fund normally      Subadviser: Salomon Brothers
                                           invests in securities issued or             Asset Management Inc.
                                           guaranteed by the U.S. Government, its
                                           agencies or instrumentalities.
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Emerging Markets Equity Portfolio,      Seeks long-term capital appreciation.       Morgan Stanley
     Class I                               The Fund normally invests in
                                           growth-oriented equity securities of
                                           issuers in emerging market countries.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio#     Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                           normally invests in common stocks of        ("TIA")
                                           companies that are likely to benefit        Subadviser:  AIM Capital
                                           from new products, services or              Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio#             Seeks above average income consistent       TIA
                                           with the prudent employment of              Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Pioneer Strategic Income Portfolio#     Seeks high current income. The Fund         TIA
                                           normally invests in debt securities         Subadviser: Pioneer Investment
                                           and has the flexibility to invest in a      Management, Inc.
                                           broad range of issuers and segments of
                                           the debt securities market.

   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.       SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings that
                                           exceeds the average rate earnings
                                           growth of the companies comprising the
                                           S&P 500 Index.

   Smith Barney International All Cap      Seeks total return on assets from           SBFM
     Growth Portfolio                      growth of capital and income. The Fund
                                           normally invests in equity securities
                                           of foreign companies.

   Smith Barney Large Capitalization       Seeks long term growth of capital. The      SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.

               FUNDING                                   INVESTMENT                                INVESTMENT
                OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
   Strategic Equity Portfolio#             Seeks capital appreciation. The Fund        TIA
                                           normally invests in U.S. and foreign        Subadviser: Fidelity Management &
                                           equity securities.                          Research Company ("FMR")

   Van Kampen Enterprise Portfolio#        Seeks capital appreciation. The Fund        TIA
                                           normally invests in common stocks of        Subadviser: Van Kampen Asset
                                           growth companies.                           Management Inc.
VANGUARD VARIABLE INSURANCE FUND
   Diversified Value Portfolio             The funds primary objective is              Barrow, Hanley, Mewhinney &
                                           long-term growth of capital and             Strauss, Inc.
                                           income. It is a value-oriented fund
                                           that seeks stocks that are out of
                                           favor or undervalued.

   Equity Index Portfolio                  The fund seeks investment results that      The Vanguard Group
                                           parallel the performance of the
                                           unmanaged S&P 500 Index.

   International Portfolio                 The fund seeks long-term growth of          The Vanguard Group
                                           capital by investing in common stocks
                                           of companies based outside of the
                                           United States that have above-average
                                           growth potential.

   Mid-Cap Index Portfolio                 The fund seeks investment results that      The Vanguard Group
                                           parallel the performance of the
                                           unmanaged MSCI US Mid-Cap 450 Index.

   Small Company Growth Portfolio          Seeks long-term capital appreciation.       Granahn Investment Management
                                                                                       Inc. and Grantham, Mayo, Van
                                                                                       Otterloss & Co. LLC
VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager SM Portfolio --           Seeks high total return with reduced        Fidelity Management & Research
     Initial Class                         risk over the long-term. The Fund           Company ("FMR")
                                           normally invests by allocating assets
                                           among stocks, bonds and short-term
                                           instruments.

   Contrafund(R) Portfolio -- Initial      Seeks long-term capital appreciation        Fidelity Management & Research
     Class                                 by investing in common stocks of            Company ("FMR")
                                           companies whose value Fidelity
                                           Management & Research Co. believes is
                                           not fully recognized by the public.

   Contrafund(R) Portfolio -- Service      Seeks long-term capital appreciation        Fidelity Management & Research
     Class 2                               by investing in common stocks of            Company ("FMR")
                                           companies whose value Fidelity
                                           Management & Research Co. believes is
                                           not fully recognized by the public.

   Mid Cap Portfolio -- Service Class 2    Seeks long-term growth of capital by        Fidelity Management & Research
                                           investing in common stocks of               Company ("FMR")
                                           companies with medium market
                                           capitalizations.

   Overseas Portfolio -- Service Class 2   Seeks long-term growth of capital by        Fidelity Management & Research
                                           investing in non-U.S. common stocks.        Company ("FMR")

--------------
+  Closed to new investors.

# It is anticipated that these portfolios will be reorganized into portfolios of The Travelers Series Trust on or about July 1, 2005.

## It is anticipated that the Social Awareness Stock Portfolio will be reorganized into a portfolio of the Travelers Series Fund, Inc. on or about July 1, 2005.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for information on transfer restrictions on the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

      o the ability for you to make withdrawals and surrenders under the Policies;

      o   the ability for you to obtain a loan under the Policies;

      o   the Death Benefit paid on the death of the Insured;

      o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

      o administration of the various elective options available under the Policies; and

      o   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

      o expenses associated with underwriting applications, increases in the Stated Amount;

      o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

      o sales and marketing expenses including commission payments to your sales agent; and

      o   other costs of doing business.

RISKS we assume include:

      o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

      o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

      o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                                        SALES EXPENSE CHARGES ON A                     SALES EXPENSE CHARGES
                                               CURRENT BASIS                           ON A GUARANTEED BASIS
                                 ------------------------------------------     ------------------------------------
       POLICY YEARS                 UP TO TARGET           ABOVE TARGET          UP TO TARGET         ABOVE TARGET
                                      PREMIUM                 PREMIUM               PREMIUM             PREMIUM
----------------------------     -------------------     ------------------     ----------------     ---------------
        Years 1 - 7                      7%                     0%                    9%                   5%
         Years 8+                       3.5%                    0%                    9%                   5%

Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge (up to Target Premium) is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

      o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

      o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

      o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determined the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

      o POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee (current and guaranteed)

      o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (not assessed on Contract Values in the Fixed Account)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                           M&E CHARGE ON A             M&E CHARGE ON A
                            CURRENT BASIS             GUARANTEED BASIS
     POLICY YEARS              (ANNUAL)                   (ANNUAL)
  ------------------  -------------------------  ----------------------------
        1 - 4                   0.45%                       0.75%
        5 - 20                  0.25%                       0.75%
     21 and after               0.05%                       0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

Travelers Corporate Variable Life is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

      o   Requested Stated Amount (minimum of $50,000)

      o   Death Benefit Option

      o   Beneficiary

      o   Investment Option selections, and

      o   Rider selections.

Policies generally will be issued only on thelife of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

      o Guaranteed Issue -- requires the least evidence of insurability and rating classification.

      o Simplified Underwriting -- requires more evidence of insurability and rating classification.

      o Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issues is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the Money Market Portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

      o   ASSIGNING THE POLICY

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

      o   RECEIVING THE MATURITY BENEFIT

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

      o   CHANGING OR REVOKING A BENEFICIARY

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

      o   DECREASES IN THE STATED AMOUNT OF INSURANCE

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

      o   CHANGING THE DEATH BENEFIT OPTION

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1 the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

      o   INCREASES IN THE STATED AMOUNT (REQUIRES ADDITIONAL UNDERWRITING
          APPROVAL)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability for any increase in Stated Amount since your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

Written requests for changes should be sent to Travelers Life & Annuity, Institutional Life Products Division, P.O. Box 990028, Hartford, Connecticut, 06199-0028. The Company's telephone number is (877) 942-2654. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including, the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

      o mailing a check, payable to The Travelers Insurance Company, to: the COLI Unit at Travelers Life & Annuity, Institutional Life Products Division, P.O. Box 990028, Hartford, CT 06199-0028;

      o by direct checking account deductions (you must complete a pre-authorization collection form); or

      o   by wire transfer.

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required premium is not paid within 31 days (subject to state law), after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. During the Right to Cancel period, normally we will apply the first Net Premium Payment to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments during the Right to Cancel Period, we will apply your Net Premium Payments to the Money Market Portfolio during the Right to Cancel Period and allocate your Net Premium Payments to the Investment Options and the Fixed Account at the end of the Right to Cancel Period.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the following equation:

                                        a    - c
                                    --------
                                        b

a is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

b is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.60% in Policy Years 11-20, and 4.75% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF A FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interest of other Policy Owners, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail. We will reject transfer requests requested via facsimile, telephone or Internet. We will notify you if we choose to exercise our contractual right to restrict your acceptable mode of requesting transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

      o   the dollar amount you request to transfer;

      o   the number of transfers you made within the previous three months;

      o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

      o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if available, any asset allocation program described in this prospectus, are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

      o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

      o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

      o Some of the Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

      o The Company issues Policies to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

      o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Policy Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Policy Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of a Fund, which may serve to decrease the Fund's performance. Further, excessive trading and market timing activity may disrupt the management of a Fund because of the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

                 ATTAINED AGE OF
                     INSURED                      PERCENTAGE
            ---------------------------      ----------------------
                       0-40                           250
                        45                            215
                        50                            185
                        55                            150
                        60                            130
                        65                            120
                        70                            115
                        75                            105
                       95+                            100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX C.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus premium payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

         Option 1 -- 2

         Option 2 -- 1

         Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Options is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance the charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the

Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

      o You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

      o The loan request must be at least $500, except where state law requires a different minimum.

      o To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

      o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

      o Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.60% in years 11-20 and 4.75% in years 21 and later.

      o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions

      o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

      o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

      o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the

          Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

      o We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

      o If any unpaid loan amount, including any interest you owe, equals or exceed the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value will be the amount provided by the Premium Payments you made, plus any Contract Value as of the date of lapse. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISOR SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

      o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

      o INCOME TAX-FREE GROWTH OF CONTRACT VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

      o INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

      o   A definition of a life insurance contract.

      o   Diversification requirements for separate account assets.

      o Limitations on policy owner's control over the assets in a separate account.

      o Guidelines to determine the maximum amount of premium that may be paid into a policy.

      o   Limitations on withdrawals from a policy.

      o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium/cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to IRC SECTION 817(H).

Treasury Regulation Section 1.817-5, which was adopted to implement Section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular investment options without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts." A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). TDLLC does not retain any fees under the Policies; however, TDLLC may receive 12b-1 fees from the Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103-3415. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. These representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

                             COMPENSATION -- GENERAL

Broker-dealers having selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with TDLLC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds or serves as a sub-adviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Policies through retail broker-dealers that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

                              COMPENSATION -- TYPES

PERCENTAGE OF PREMIUM PAYMENT. We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. The amount of commissions we pay may vary depending on the selling agreement. We may also periodically establish commission specials whereby we pay a higher amount for sales of the Policy during a specified period; however, commissions paid under these specials will not exceed the amounts described immediately above. While a commission special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any commission specials.

PROMOTIONAL INCENTIVES AND PAYMENTS. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments.

In addition, the Company or TDLLC may sponsor all or a portion of broker-dealer firms' annual, regional or other meetings with their registered representatives and executives for purposes of educating them as to the Company's products. Any such compensation or reimbursement payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products.

ADDITIONAL COMPENSATION ARRANGEMENTS WITH TOWER SQUARE SECURITIES, INC.. The Company and TDLLC have entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. In addition to compensation described above, representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company, such as retirement and other benefit plans for agents and the ability to purchase Citigroup common stock at a discount. Sales of the Policies may help qualify a Tower Square representative for such benefits.

Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of services standards may be eligible for additional compensation.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

      o   the Contract Value, Stated Amount and Amount Insured;

      o   the date and amount of each Premium Payment;

      o   the date and amount of each Monthly Deduction;

      o the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

      o   the date and amount of any partial surrenders;

      o   the annualized cost of any Riders purchased under the Policy; and

      o a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

      o   increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

      o   decreases in the Stated Amount of insurance

      o   changing the Death Benefit option

      o   changes to the way your Premiums Payments are allocated

      o   changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company c/o Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, PA 18104, or directly to the Company at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06119-0028.

ADDITION AND SUBSTITUTION OF FUNDS. If the use of a separate account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed six months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Contract Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing sharing and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse affect on the ability of the Company to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- The Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- The Travelers Insurance Company

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- The Travelers Insurance Company.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Corporate Owned Variable Life Insurance, a variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- The Travelers Insurance Company.

YOU, YOUR -- the owners of the Policy.

                                   APPENDIX B
--------------------------------------------------------------------------------

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER

        AGE              MALE               FEMALE              UNISEX
  --------------- ------------------ ------------------- ---------------------
         20            25.49885            21.35312            24.67777
         21            26.25533            22.05852            25.42278
         22            27.04281            22.79038            26.19845
         23            27.86586            23.54970            27.00937
         24            28.72917            24.33773            27.85695
         25            29.63486            25.15422            28.74463
         26            30.58643            26.00205            29.67441
         27            31.58335            26.88113            30.64690
         28            32.62452            27.79141            31.66258
         29            33.71079            28.73438            32.72066
         30            34.84316            29.71150            33.82174
         31            36.02088            30.72326            34.96677
         32            37.24380            31.77143            36.15529
         33            38.51130            32.85823            37.38654
         34            39.82501            33.98300            38.66183
         35            41.18470            35.14808            39.98270
         36            42.59063            36.35310            41.34755
         37            44.04142            37.59596            42.75638
         38            45.53736            38.87592            44.20922
         39            47.07884            40.19069            45.70492
         40            48.66485            41.53957            47.24193
         41            50.29448            42.92135            48.82045
         42            51.96862            44.33684            50.44101
         43            53.68801            45.78699            52.10416
         44            55.45241            47.27608            53.81251
         45            57.26368            48.80417            55.56579
         46            59.12431            50.37449            57.36606
         47            61.03580            51.99103            59.21574
         48            63.00258            53.65371            61.11856
         49            65.02827            55.36365            63.07747
         50            67.11449            57.12257            65.09434
         51            69.26320            58.93024            67.16829
         52            71.47047            60.78640            69.29887
         53            73.73607            62.68726            71.48414
         54            76.05516            64.63067            73.71929
         55            78.42689            66.61974            76.00345
         56            80.85354            68.65902            78.34017
         57            83.34160            70.75893            80.73560

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER

        AGE              MALE               FEMALE              UNISEX
  --------------- ------------------ ------------------- ---------------------
         58            85.90006            72.93427            83.20014
         59            88.53960            75.19989            85.74576
         60            91.26869            77.56483            88.37912
         61            94.09169            80.03119            91.10324
         62            97.00755            82.59477            93.91915
         63            100.01297           85.23864            96.81869
         64            103.10493           87.94870            99.79450
         65            106.28342           90.71791            102.84656
         66            109.56101           93.55528            105.98510
         67            112.96034           96.48236            109.23156
         68            116.51614           99.53950            112.62104
         69            120.26554           102.77254           116.19089
         70            124.23658           106.21512           119.96965
         71            128.44465           109.89099           123.97439
         72            132.88796           113.80393           128.20151
         73            137.54435           117.93734           132.63054
         74            142.38323           122.27404           137.23573
         75            147.39278           126.80803           142.00609
         76            152.58944           131.55967           146.95678
         77            158.02373           136.57999           152.13912
         78            163.78802           141.95257           157.64536
         79            169.99253           147.77602           163.58178
         80            176.72991           154.13846           170.04077

                                   APPENDIX C
--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS

    ATTAINED AGE         MALE               FEMALE              UNISEX
  --------------- ------------------ ------------------- ---------------------
         20             633.148%            730.543%            634.793%
         21             614.665%            707.139%            615.976%
         22             596.465%            684.397%            597.468%
         23             578.511%            662.302%            579.276%
         24             560.815%            640.866%            561.389%
         25             543.379%            620.044%            543.820%
         26             526.258%            599.844%            526.602%
         27             509.509%            580.274%            509.766%
         28             493.139%            561.313%            493.352%
         29             477.198%            542.942%            477.377%
         30             461.701%            525.158%            461.850%
         31             446.663%            507.942%            446.790%
         32             432.102%            491.271%            432.212%
         33             418.008%            475.156%            418.110%
         34             404.389%            459.577%            404.476%
         35             391.242%            444.539%            391.322%
         36             378.572%            430.055%            378.643%
         37             366.371%            416.121%            366.432%
         38             354.629%            402.741%            354.688%
         39             343.340%            389.900%            343.405%
         40             332.495%            377.582%            332.568%
         41             322.076%            365.761%            322.159%
         42             312.066%            354.409%            312.160%
         43             302.451%            343.485%            302.548%
         44             293.213%            332.973%            293.311%
         45             284.333%            322.845%            284.430%
         46             275.796%            313.076%            275.889%
         47             267.583%            303.657%            267.670%
         48             259.681%            294.578%            259.759%
         49             252.082%            285.825%            252.148%
         50             244.777%            277.388%            244.833%
         51             237.768%            269.258%            237.808%
         52             231.048%            261.433%           p231.068%
         53             224.616%            253.903%            224.616%
         54             218.462%            246.649%            218.462%
         55             212.574%            239.650%            212.574%
         56             206.935%            232.883%            206.935%
         57             201.529%            226.323%            201.529%
         58             196.343%            219.953%            196.343%
         59             191.366%            213.770%            191.366%

                      CASH VALUE ACCUMULATION TEST FACTORS

    ATTAINED AGE         MALE               FEMALE              UNISEX
  --------------- ------------------ ------------------- ---------------------
         60             186.595%            207.782%            186.595%
         61             182.029%            202.001%            182.029%
         62             177.668%            196.446%            177.668%
         63             173.510%            191.127%            173.510%
         64             169.549%            186.043%            169.549%
         65             165.775%            181.178%            165.775%
         66             162.175%            176.510%            162.175%
         67             158.734%            172.015%            158.734%
         68             155.443%            167.672%            155.443%
         69             152.296%            163.479%            152.296%
         70             149.296%            159.441%            149.296%
         71             146.446%            155.571%            146.446%
         72             143.754%            151.890%            143.754%
         73             141.225%            148.407%            141.225%
         74             138.855%            145.126%            138.855%
         75             142.252%            142.252%            142.252%
         76             140.077%            140.077%            140.077%
         77             138.021%            138.021%            138.021%
         78             136.067%            136.067%            136.067%
         79             134.206%            134.206%            134.206%
         80             132.698%            132.698%            132.698%
         81             131.020%            131.020%            131.020%
         82             129.445%            129.445%            129.445%
         83             127.981%            127.981%            127.981%
         84             126.623%            126.623%            126.623%
         85             120.411%            120.411%            120.411%
         86             119.280%            119.280%            119.280%
         87             118.211%            118.211%            118.211%
         88             117.185%            117.185%            117.185%
         89             116.182%            116.182%            116.182%
         90             115.177%            115.177%            115.177%
         91             114.146%            114.146%            114.146%
         92             113.058%            113.058%            113.058%
         93             111.887%            111.887%            111.887%
         94             110.625%            110.625%            110.625%
         95             109.295%            109.295%            109.295%
         96             107.982%            107.982%            107.982%
         97             106.958%            106.958%            106.958%
         98             106.034%            106.034%            106.034%
         99             103.603%            103.603%            103.603%

                                   APPENDIX D
--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The tables in this Appendix are hypothetical illustrations that are intended to illustrate how the Policy's Contract Value, Cash Surrender Value and Death Benefit change over time based on a representative Insured's age and rating classification as well as a representative Premium Payment pattern. Each illustration assumes that all Premium Payments are invested in the Investment Options and corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 12%. Each illustration shows Death Benefit Option 1, the Level Option.

The first table illustrates that the CURRENT Cost of Insurance Rates and Policy Administrative Expense charge are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges and (ii) Mortality and Expense Risk Charge.

The second table illustrates that the MAXIMUM GUARANTEED Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges and
(ii) Mortality and Expense Risk Charge.

The third and fourth tables repeat the format of the first two examples, but assume that a portion of the Death Benefit comes from the Insured Term Rider; the Rider portion is based on the amount a representative Policy would typically include.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The Policy Administrative Expense Charge is a flat dollar amount. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.

The Mortality and Expense risk charge is deducted daily from the unloaned portion of the Cash Value.

The values also reflect the deduction from Premium Payments of the Front-End Sales Expense Charge.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement or fee waiver arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of the Fund expenses and Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.77%, 4.23% and 10.23%, respectively, on a current basis, and to approximate net annual rates of -2.07%, 3.93%, and 9.93%, respectively, on a guaranteed basis. These approximate net annual rates of return do not reflect the deduction of the cost of Insurance Charge and the Policy Administrative Expense Charge.

The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6%, or 12%, but (i) the rates of return varied above and below these averages during the period,
(ii) Premium Payments were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Options with varying rates of return. They would also differ if a policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another rating classification, if a different Death Benefit Option had been selected, or if the Policies were issued in situations where distinctions between male and female Insureds are not permitted. If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Contract Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

                                              TRAVELERS CORPORATE VARIABLE LIFE SERIES 2
                                            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                                                      LEVEL DEATH BENEFIT OPTION
                                                   ILLUSTRATED WITH CURRENT CHARGES
                                                            WITH TERM RIDER

UNISEX ISSUE AGE 46                                                                                    TOTAL FACE AMOUNT:   453,230
GUARANTEED ISSUE, NON-SMOKER                                                                           BASE FACE AMOUNT:    453,230
ANNUAL PREMIUM: $26,000                                                                                TERM FACE AMOUNT:          0

                                         0%                               6%                                   12%
                           --------------------------------  ------------------------------  --------------------------------------
                  TOTAL
       ANNUAL   PREMIUMS
      PREMIUM    WITH 5%   CONTRACT   SURRENDER     DEATH    CONTRACT  SURRENDER   DEATH       CONTRACT     SURRENDER      DEATH
YEAR   OUTLAY   INTEREST    VALUE       VALUE      BENEFIT     VALUE     VALUE    BENEFIT        VALUE        VALUE       BENEFIT
---- --------- ----------- --------- ----------- ----------  --------- --------- ----------   -----------  ------------ ------------
1     $26,000      $27,300  $23,150    $23,150    $453,230     $24,582   $24,582  $453,230        $26,014      $26,014      $453,230
2     $26,000      $55,965  $44,995    $44,995    $453,230     $49,288   $49,288  $453,230        $53,755      $53,755      $453,230
3     $26,000      $86,063  $66,354    $66,354    $453,230     $74,953   $74,953  $453,230        $84,263      $84,263      $453,230
4     $26,000     $117,666  $87,301    $87,301    $453,230    $101,693  $101,693  $453,230       $117,910     $117,910      $453,230
5     $26,000     $150,850 $108,067   $108,067    $453,230    $129,817  $129,817  $453,230       $155,328     $155,328      $453,230
6     $26,000     $185,692 $128,567   $128,567    $453,230    $159,291  $159,291  $453,230       $196,800     $196,800      $466,862
7     $26,000     $222,277 $148,780   $148,780    $453,230    $190,163  $190,163  $453,230       $242,323     $242,323      $558,581
8          $0     $233,391 $144,655   $144,655    $453,230    $197,012  $197,012  $453,230       $265,599     $265,599      $595,165
9          $0     $245,060 $140,454   $140,454    $453,230    $204,105  $204,105  $453,230       $291,086     $291,086      $634,430
10         $0     $257,313 $136,189   $136,189    $453,230    $211,475  $211,475  $453,230       $319,020     $319,020      $676,597
15         $0     $328,404 $112,996   $112,996    $453,230    $252,324  $252,324  $469,822       $503,620     $503,620      $937,731
20         $0     $419,136  $83,006    $83,006    $453,230    $298,959  $298,959  $494,653       $789,463     $789,463    $1,306,235
25         $0     $534,936  $45,445    $45,445    $453,230    $357,100  $357,100  $532,229     $1,246,985   $1,246,985    $1,858,528
30         $0     $682,729       $0         $0          $0    $426,023  $426,023  $605,181     $1,967,154   $1,967,154    $2,794,410
35         $0     $871,354       $0         $0          $0    $500,995  $500,995  $664,030     $3,058,792   $3,058,792    $4,054,194
40         $0   $1,112,093       $0         $0          $0    $581,662  $581,662  $699,747     $4,695,460   $4,695,460    $5,648,703
45         $0   $1,419,344       $0         $0          $0    $674,548  $674,548  $776,287     $7,199,291   $7,199,291    $8,285,122
50         $0   $1,811,482       $0         $0          $0    $781,854  $781,854  $853,464    $11,031,915  $11,031,915   $12,042,332
54         $0   $2,201,868       $0         $0          $0    $877,727  $877,727  $888,260    $15,483,519  $15,483,519   $15,669,321


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                             TRAVELERS CORPORATE VARIABLE LIFE SERIES 2
                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                                                     LEVEL DEATH BENEFIT OPTION
                                          HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                                                         WITHOUT TERM RIDER

UNISEX ISSUE AGE 46                                                                                      TOTAL FACE AMOUNT:  453,230
GUARANTEED ISSUE, NON-SMOKER                                                                             BASE FACE AMOUNT:   453,230
ANNUAL PREMIUM: $26,000                                                                                  TERM FACE AMOUNT:         0

                                          0%                               6%                                   12%
                           ---------------------------------  ------------------------------  --------------------------------------
                  TOTAL
       ANNUAL   PREMIUMS
      PREMIUM    WITH 5%    CONTRACT   SURRENDER     DEATH    CONTRACT  SURRENDER   DEATH       CONTRACT     SURRENDER      DEATH
YEAR   OUTLAY   INTEREST     VALUE       VALUE      BENEFIT     VALUE     VALUE    BENEFIT        VALUE        VALUE       BENEFIT
---- --------- ----------- ---------- ----------- ----------  --------- --------- ----------  ----------- ------------ -------------
1     $26,000      $27,300    $21,035    $21,035    $453,230     $22,387   $22,387  $453,230       $23,742     $23,742     $453,230
2     $26,000      $55,965    $41,581    $41,581    $453,230     $45,610   $45,610  $453,230       $49,806     $49,806     $453,230
3     $26,000      $86,063    $61,649    $61,649    $453,230     $69,712   $69,712  $453,230       $78,447     $78,447     $453,230
4     $26,000     $117,666    $81,249    $81,249    $453,230     $94,739   $94,739  $453,230      $109,946    $109,946     $453,230
5     $26,000     $150,850   $100,384   $100,384    $453,230    $120,734  $120,734  $453,230      $144,616    $144,616     $453,230
6     $26,000     $185,692   $119,059   $119,059    $453,230    $147,751  $147,751  $453,230      $182,815    $182,815     $453,230
7     $26,000     $222,277   $137,282   $137,282    $453,230    $175,850  $175,850  $453,230      $224,545    $224,545     $517,599
8          $0     $233,391   $131,684   $131,684    $453,230    $180,293  $180,293  $453,230      $244,099    $244,099     $546,987
9          $0     $245,060   $125,895   $125,895    $453,230    $184,728  $184,728  $453,230      $265,247    $265,247     $578,113
10         $0     $257,313   $119,894   $119,894    $453,230    $189,147  $189,147  $453,230      $288,112    $288,112     $611,045
15         $0     $328,404    $85,706    $85,706    $453,230    $210,758  $210,758  $453,230      $433,278    $433,278     $806,755
20         $0     $419,136    $38,916    $38,916    $453,230    $229,283  $229,283  $453,230      $644,257    $644,257   $1,065,979
25         $0     $534,936         $0         $0          $0    $239,653  $239,653  $453,230      $945,041    $945,041   $1,408,505
30         $0     $682,729         $0         $0          $0    $229,688  $229,688  $453,230    $1,357,854  $1,357,854   $1,928,879
35         $0     $871,354         $0         $0          $0    $165,628  $165,628  $453,230    $1,874,909  $1,874,909   $2,485,048
40         $0   $1,112,093         $0         $0          $0          $0        $0        $0    $2,520,746  $2,520,746   $3,032,493
45         $0   $1,419,344         $0         $0          $0          $0        $0        $0    $3,387,453  $3,387,453   $3,898,365
50         $0   $1,811,482         $0         $0          $0          $0        $0        $0    $4,482,441  $4,482,441   $4,892,989
54         $0   $2,201,868         $0         $0          $0          $0        $0        $0    $5,333,893  $5,333,893   $5,397,900

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                             TRAVELERS CORPORATE VARIABLE LIFE SERIES 2
                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                                                     LEVEL DEATH BENEFIT OPTION
                                                  ILLUSTRATED WITH CURRENT CHARGES
                                                           WITH TERM RIDER

UNISEX ISSUE AGE 46                                                                                      TOTAL FACE AMOUNT:  453,230
GUARANTEED ISSUE, NON-SMOKER                                                                             BASE FACE AMOUNT:   181,292
ANNUAL PREMIUM: $26,000                                                                                  TERM FACE AMOUNT:   271,938

                                          0%                               6%                                   12%
                           ---------------------------------  ------------------------------  --------------------------------------
                  TOTAL
       ANNUAL   PREMIUMS
      PREMIUM    WITH 5%    CONTRACT   SURRENDER     DEATH    CONTRACT  SURRENDER   DEATH       CONTRACT     SURRENDER      DEATH
YEAR   OUTLAY   INTEREST     VALUE       VALUE      BENEFIT     VALUE     VALUE    BENEFIT        VALUE        VALUE       BENEFIT
---- --------- ----------- ---------- ----------- ----------  --------- --------- ----------  ----------- ------------ -------------
1     $26,000      $27,300    $24,224   $24,224    $453,230     $25,721   $25,721  $453,230       $27,219      $27,219     $453,230
2     $26,000      $55,965    $47,130   $47,130    $453,230     $51,622   $51,622  $453,230       $56,297      $56,297     $453,230
3     $26,000      $86,063    $69,537   $69,537    $453,230     $78,539   $78,539  $453,230       $88,284      $88,284     $453,230
4     $26,000     $117,666    $91,519   $91,519    $453,230    $106,590  $106,590  $453,230      $123,571     $123,571     $453,230
5     $26,000     $150,850   $113,318  $113,318    $453,230    $136,101  $136,101  $453,230      $162,821     $162,821     $453,230
6     $26,000     $185,692   $134,841  $134,841    $453,230    $167,031  $167,031  $453,230      $206,240     $206,240     $489,256
7     $26,000     $222,277   $156,067  $156,067    $453,230    $199,410  $199,410  $459,662      $253,875     $253,875     $585,210
8          $0     $233,391   $151,869  $151,869    $453,230    $206,677  $206,677  $463,130      $278,264     $278,264     $623,545
9          $0     $245,060   $147,598  $147,598    $453,230    $214,188  $214,188  $466,829      $304,969     $304,969     $664,689
10         $0     $257,313   $143,266  $143,266    $453,230    $221,971  $221,971  $470,770      $334,238     $334,238     $708,874
15         $0     $328,404   $119,800  $119,800    $453,230    $264,888  $264,888  $493,217      $527,663     $527,663     $982,499
20         $0     $419,136    $89,693   $89,693    $453,230    $313,862  $313,862  $519,312      $827,170     $827,170   $1,368,624
25         $0     $534,936    $52,238   $52,238    $453,230    $374,918  $374,918  $558,785    $1,306,563   $1,306,563   $1,947,325
30         $0     $682,729     $1,590    $1,590    $453,230    $447,297  $447,297  $635,400    $2,061,158   $2,061,158   $2,927,946
35         $0     $871,354         $0        $0          $0    $526,028  $526,028  $697,209    $3,204,981   $3,204,981   $4,247,956
40         $0   $1,112,093         $0        $0          $0    $610,742  $610,742  $734,731    $4,919,887   $4,919,887   $5,918,692
45         $0   $1,419,344         $0        $0          $0    $708,288  $708,288  $815,116    $7,543,410   $7,543,410   $8,681,144
50         $0   $1,811,482         $0        $0          $0    $820,977  $820,977  $896,171   $11,559,249  $11,559,249  $12,617,965
54         $0   $2,201,868         $0        $0          $0    $921,661  $921,661  $932,721   $16,223,657  $16,223,657  $16,418,340

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                             TRAVELERS CORPORATE VARIABLE LIFE SERIES 2
                                           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                                                     LEVEL DEATH BENEFIT OPTION
                                          HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                                                           WITH TERM RIDER

UNISEX ISSUE AGE 46                                                                                      TOTAL FACE AMOUNT:  453,230
GUARANTEED ISSUE, NON-SMOKER                                                                             BASE FACE AMOUNT:   181,292
ANNUAL PREMIUM: $26,000                                                                                  TERM FACE AMOUNT:   271,938

                                          0%                               6%                                   12%
                           ---------------------------------  ------------------------------  --------------------------------------
                  TOTAL
       ANNUAL   PREMIUMS
      PREMIUM    WITH 5%    CONTRACT   SURRENDER     DEATH    CONTRACT  SURRENDER   DEATH       CONTRACT     SURRENDER      DEATH
YEAR   OUTLAY   INTEREST     VALUE       VALUE      BENEFIT     VALUE     VALUE    BENEFIT        VALUE        VALUE       BENEFIT
---- --------- ----------- ---------- ----------- ----------  --------- --------- ----------  ----------- ------------ -------------
1     $26,000      $27,300    $21,649    $21,649   $453,230    $23,039    $23,039  $453,230       $24,431     $24,431     $453,230
2     $26,000      $55,965    $42,799    $42,799   $453,230    $46,943    $46,943  $453,230       $51,258     $51,258     $453,230
3     $26,000      $86,063    $63,464    $63,464   $453,230    $71,758    $71,758  $453,230       $80,741     $80,741     $453,230
4     $26,000     $117,666    $83,652    $83,652   $453,230    $97,530    $97,530  $453,230      $113,174    $113,174     $453,230
5     $26,000     $150,850   $103,368   $103,368   $453,230   $124,307   $124,307  $453,230      $148,879    $148,879     $453,230
6     $26,000     $185,692   $122,619   $122,619   $453,230   $152,145   $152,145  $453,230      $188,226    $188,226     $453,230
7     $26,000     $222,277   $141,411   $141,411   $453,230   $181,106   $181,106  $453,230      $231,110    $231,110     $532,732
8          $0     $233,391   $135,762   $135,762   $453,230   $185,803   $185,803  $453,230      $251,238    $251,238     $562,983
9          $0     $245,060   $129,927   $129,927   $453,230   $190,508   $190,508  $453,230      $273,006    $273,006     $595,024
10         $0     $257,313   $123,883   $123,883   $453,230   $195,217   $195,217  $453,230      $296,541    $296,541     $628,923
15         $0     $328,404    $89,544    $89,544   $453,230   $218,621   $218,621  $453,230      $445,966    $445,966     $830,380
20         $0     $419,136    $42,745    $42,745   $453,230   $239,844   $239,844  $453,230      $663,134    $663,134   $1,097,212
25         $0     $534,936         $0         $0         $0   $254,681   $254,681  $453,230      $972,741    $972,741   $1,449,790
30         $0     $682,729         $0         $0         $0   $253,250   $253,250  $453,230    $1,397,665  $1,397,665   $1,985,432
35         $0     $871,354         $0         $0         $0   $208,776   $208,776  $453,230    $1,929,890  $1,929,890   $2,557,922
40         $0   $1,112,093         $0         $0         $0    $23,862    $23,862  $453,230    $2,594,677  $2,594,677   $3,121,432
45         $0   $1,419,344         $0         $0         $0         $0         $0        $0    $3,486,813  $3,486,813   $4,012,711
50         $0   $1,811,482         $0         $0         $0         $0         $0        $0    $4,613,928  $4,613,928   $5,036,520
54         $0   $2,201,868         $0         $0         $0         $0         $0        $0    $5,490,365  $5,490,365   $5,556,250

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, P.O. Box 990028, Hartford, CT 06119-0028, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-09215

                                                                            5/05

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Incorporated herein by reference to Post Effective Amendment No. 7 to the Registration Statement filed on Form N-6, File No. 333-71349, filed April 29, 2005.

                                     PART C

                                OTHER INFORMATION
                                -----------------

ITEM 27.      EXHIBITS

     EXHIBIT
      LETTER      DESCRIPTION

        a. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)

        b.        Not Applicable.

       c.1. Underwriting Contracts.(Incorporated herein by reference to Exhibit c.1. to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

       c.2. Selling Agreement. (Incorporated herein by reference to Exhibit c.2 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-94779, filed April 24, 2003.)

       d.1. Variable Life Insurance Contracts. (Incorporated here in by reference to Exhibit d.1 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)

       d.2. Term Insurance Rider. (Incorporated here in by reference to Exhibit d.2 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)

        e.        Application for Variable Life Insurance Contracts.
                  (Incorporated here in by reference to Exhibit e to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)

       f.1. Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

       f.2. By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

        g. Reinsurance Contract. (Incorporated here in by reference to Exhibit g to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)

       h.1. Form of Participation Agreement. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement filed on Form N-4, File No. 333-101778.)

       h.2. Administrative Contract. (Incorporated here in by reference to Exhibit h.2 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)

        j.        None.

        k. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)

       l. Actuarial Representation Letter. Incorporated herein by reference to Post Effective Amendment No. 7 to the Registration Statement filed on Form N-6, File No. 333-71349, filed April 29, 2005.

       m. Calculations. Incorporated herein by reference to Post Effective Amendment No. 7 to the Registration Statement filed on Form N-6, File No. 333-71349, filed April 29, 2005.

       n. Other Opinions. Incorporated herein by reference to Post Effective Amendment No. 7 to the Registration Statement filed on Form N-6, File No. 333-71349, filed April 29, 2005.

       o.         Omitted Financial Statements. Not applicable.

       p.         Initial Capital Agreements. Not applicable.

       q. Redeemability Exemption. Incorporated herein by reference to Post Effective Amendment No. 7 to the Registration Statement filed on Form N-6, File No. 333-71349, filed April 29, 2005.

       r.1. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated here in by reference to Exhibit r.1 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-71349, filed February 14, 2003.)

       r.2. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William P. Krivoshik, and Edward W. Cassidy. Filed herewith.

ITEM 28.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH INSURANCE COMPANY
----------------             ----------------------

George C. Kokulis            Director, Chairman, President and
                             Chief Executive Officer

Glenn D. Lammey              Director, Senior Executive Vice President,
                             Chief Financial Officer, Chief Accounting Officer

Kathleen L. Preston          Director and Executive Vice President

Edward W. Cassidy            Director and Executive Vice President

Brendan M. Lynch             Executive Vice President

David P. Marks               Executive Vice President and
                             Chief Investment Officer

Winnifred Grimaldi           Senior Vice President

Marla Berman Lewitus         Director, Senior Vice President and General Counsel

William P. Krivoshik         Director, Senior Vice President and
                             Chief Information Officer

David A. Golino              Vice President and Controller

Donald R. Munson, Jr.        Vice President

Mark Remington               Vice President

Tim W. Still                 Vice President

Bennett Kleinberg            Vice President

Dawn Fredette                Vice President

George E. Eknaian            Vice President and Chief Actuary

Linn K. Richardson           Second Vice President and Actuary

Paul Weissman                Second Vice President and Actuary

Ernest J.Wright              Vice President and Secretary

Kathleen A. McGah            Assistant Secretary and Deputy General Counsel

Principal Business Address:

         The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

ITEM 30.      INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.      PRINCIPAL UNDERWRITER

(a)  Travelers Distribution LLC

     One Cityplace

     Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)  NAME AND PRINCIPAL       POSITIONS AND OFFICES
     BUSINESS ADDRESS         WITH UNDERWRITER

     Kathleen L. Preston      Board of Manager

     Glenn D. Lammey          Board of Manager

     William F. Scully III    Board of Manager

     Donald R. Munson, Jr.    Board of Manager, President, Chief Executive
                              Officer and Chief Operating Officer

     Tim W. Still             Vice President

     Anthony Cocolla          Vice President

     John M. Laverty          Treasurer and Chief Financial Officer

     Stephen E. Abbey         Chief Compliance Officer


     Ernest J. Wright         Secretary

     Kathleen A. McGah        Assistant Secretary

     William D. Wilcox        Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c) Travelers Distribution LLC ("TDLLC"), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

     Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

ITEM 32.      LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Insurance Company

       One Cityplace

       Hartford, Connecticut  06103-3415

ITEM 33.      MANAGEMENT SERVICES

Not Applicable.

ITEM 34.      FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 27th day of June, 2005.

                THE TRAVELERS FUND UL III FOR VARIABLE ANNUITIES
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                    By: *GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey, Chief Financial Officer,
                                       Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 27th day of June, 2005.


*GEORGE C. KOKULIS                      Director, President and Chief Executive
---------------------------------       Officer (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                        Director, Chief Financial Officer, Chief
---------------------------------       Accounting Officer (Principal Financial
(Glenn D. Lammey)                       Officer)

*MARLA BERMAN LEWITUS                   Director, Senior Vice President and
---------------------------------       General Counsel
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON                    Director and Executive Vice President
---------------------------------
(Kathleen L. Preston)

*EDWARD W. CASSIDY                      Director and Executive Vice President
---------------------------------
(Edward W. Cassidy)

*WILLIAM P. KRIVOSHIK                   Director, Senior Vice President and
---------------------------------       Chief Information Officer
(William P. Krivoshik)


*By:  /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT LETTER    DESCRIPTION
--------------------------------------------------------------------------------
     None